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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement on Form S-4 for Time Warner Inc.


                                                      ARTHUR ANDERSEN LLP

Stamford, Connecticut
  May 21, 1996


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